UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 17, 2013

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013, the Lee Enterprises, Incorporated (the “Company”) Board of Directors’ Executive Compensation Committee approved for Kevin D. Mowbray, Vice President and Chief Operating Officer of the Company, a discretionary bonus of $100,000, payable June 1, 2013, and an increase in annual base salary, effective May 2, 2013, from $400,000 to $500,000, in connection with his additional responsibilities as Chief Operating Officer.  Mr. Mowbray will also be reimbursed for out-of-pocket costs related to his relocation to be approved in accordance with established past practices of the Company for the relocation of executive employees.

On May 17, 2013, William T. Masterson, Jr. resigned from the Company as Vice President – Publishing to join BH Media Group as Vice President.  BH Media Group is a subsidiary of Berkshire Hathaway Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: May 29, 2013	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer

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